SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2013

Rich Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

NV	000-54767	46-3259117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9595 Wilshire Blvd, Suite 900 Beverly Hills, CA 90212	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 424-3169

Nepia, Inc (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2013, we filed Articles of Merger with the Secretary of State of Nevada in order to effectuate a merger with our wholly-owned subsidiary, Rich Pharmaceuticals, Inc. Shareholder approval was not required under Section 92A.180 of the Nevada Revised Statutes. As part of the merger, our board of directors authorized a change in our name to "Rich Pharmaceuticals, Inc." and our Articles of Incorporation have been amended to reflect this name change.

A copy of the Articles of Merger is attached to this Current Report as Exhibit 3.1.

In connection with the name change, we have the following new CUSIP number: 76303T100. The effectiveness of the name change is subject to approval by the Financial Industry Regulatory Authority (“FINRA”). We have submitted our name change to FINRA and requested a new trading symbol. Upon issuance of our new trading symbol, we will file an additional Current Report on Form 8-K.

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Articles of Merger, dated August 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rich Pharmaceuticals, Inc.

/s/ Ben Chang

Ben Chang
President

Date: August 27, 2013

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